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                                                                    EXHIBIT 4.16

                               THIRD AMENDMENT AND
                              FORBEARANCE AGREEMENT

     THIS THIRD AMENDMENT AND FORBEARANCE AGREEMENT, dated as of May 24, 2001 (this "Third Amendment") to the Credit Agreement, dated as of May 22, 1998 (as heretofore amended and as may be further amended, restated, modified and supplemented from time to time, the "Credit Agreement"), is among THERMADYNE HOLDINGS CORPORATION, a Delaware corporation ("Holdco"), THERMADYNE MFG. LLC, a Delaware limited liability company (the "Company"), COMWELD GROUP PTY. LTD. (the "Initial Australian Borrower"), GENSET S.P.A. (the "Initial Italian Borrower"), THERMADYNE WELDING PRODUCTS CANADA LIMITED (the "Initial Canadian Borrower" and, together with the Company, the Initial Australian Borrower and the Initial Italian Borrower, the "Borrowers"), the several lenders from time to time party to the Credit Agreement (the "Lenders"), CREDIT SUISSE FIRST BOSTON ("CSFB"), as Syndication Agent for the Lenders (the "Syndication Agent"), SOCIETE GENERALE, as Documentation Agent for the Lenders (the "Documentation Agent"), ABN AMRO BANK N.V., as Administrative Agent (the "Administrative Agent", and together with the Syndication Agent and the Documentation Agent, the "Agents"), and the Subsidiary Co-Obligors identified in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Borrowers, the Agents and the Lenders are party to that certain Credit Agreement dated May 22, 1998 as amended by the First Amendment to Credit Agreement dated as of November 10, 1999 and by the Waiver and Second Amendment to Credit Agreement dated as of March 31, 2000; and

     WHEREAS, (i) an Event of Default has occurred and is continuing as a result of the Borrowers' failure to comply with subsections (b) through (d), inclusive, of Section 7.2.4 of the Credit Agreement as at March 31, 2001, (ii) an Event of Default has occurred and is continuing as a result of the Company's failure to comply with, or cause to be complied with, the terms of Section 7.1.12 of the Credit Agreement in respect of the property located in Gallman, Mississippi and listed on Schedule 7.1.12 of the Disclosure Schedule, (iii) a Default has occurred and is continuing as a result of the Company's failure to comply with
Section 7.1.1 (b) of the Credit Agreement by having delivered to the Agents and the Lenders a certification from its public accountants, regarding the annual audit report of the Company and its Subsidiaries for the Fiscal Year ended December 31, 2001, that contained an Impermissible Qualification, (iv) one or more Defaults or Events of Default may occur as a result of the non-payment of interest on (a) the Subordinated Notes and (b) Holdco's 10-3/4% Senior Subordinated Notes due 2003, and (v) one or more Defaults or Events of Default may occur as a result of the determination of the Borrower's compliance with
Section 7.2.4 as at June 30, 2001 (the events referred to in clauses (i) through (v) above are collectively referred to herein as the "Specified Events of Default"); and

     WHEREAS, the Borrowers have requested that the Lenders and the Agents forbear from exercising certain rights in respect of the Specified Events of Default, and the Agents and the Lenders have agreed to do so on the terms and subject to the conditions contained herein.

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     NOW, THEREFORE, in consideration of the foregoing premises, the covenants set forth in this Third Amendment and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINED TERMS

SECTION 1.1. Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Third Amendment, including its preamble and recitals, have the respective meanings given to such terms in the Credit Agreement.

                                   ARTICLE II

                           ACKNOWLEDGMENT OF EVENTS OF
                              DEFAULT; FORBEARANCE

SECTION 2.1. Acknowledgment of Events of Default. The Borrowers have delivered to the Administrative Agent a Compliance Certificate executed by an Authorized Officer of the Company showing the calculation of the financial covenants in subsections (a) through (d) inclusive of Section 7.2.4 of the Credit Agreement as at March 31, 2001 and evidencing the Specified Events of Default occurring as a result of the non-compliance by the Borrowers with subsections (b) through
(d), inclusive, of Section 7.2.4 of the Credit Agreement as at March 31, 2001. Each of Holdco, the Borrowers and the Subsidiary Co-Obligors acknowledges that the Events of Default described in clauses (i) and (ii), and the Default described in clause (iii), of the definition of Specified Events of Default have occurred and are continuing.

SECTION 2.2. Forbearance. On the terms and subject to the conditions set forth in this Third Amendment, the Agents and the Lenders agree to forbear from taking any action or exercising any right or remedy permitted to be taken or exercised by them under the Credit Agreement or the other Loan Documents with respect to the Specified Events of Default (including requiring cash collateral in respect of outstanding Letters of Credit) for the period (the "Forbearance Period") commencing on the Effective Date (as defined below) and terminating on the Termination Date (as defined below); provided, however, that such forbearance shall extend only to the Specified Events of Default and not to any other Defaults or Events of Default now existing or occurring after the Effective Date and shall not in any way or manner restrict the Agents or the Lenders from exercising any rights or remedies they may have with respect to the Specified Events of Default from and after the expiration or termination of the Forbearance Period or with respect to any other Default or Event of Default at any time. "Termination Date" shall mean the earliest to occur of any of the following events: (i) 5:00 p.m. (New York time) on July 31, 2001; (ii) the occurrence and continuance of an Event of Default other than the Specified Events of Default, and (iii) the Borrowers' failure to comply with any of the provisions of this Third Amendment or any other documents or agreements to be entered into or delivered in connection with this Third Amendment. The Forbearance Period shall automatically terminate and expire on the Termination Date without any requirement for notice to Holdco, the Borrowers, the Subsidiary Co-Obligors or any other Person and all rights, remedies and privileges of the Agents and the Lenders under the Credit Agreement and the other Loan Documents shall be available to, and capable of exercise by, the Agents and the Lenders.

SECTION 2.3. Loan Documents Still in Force. Each of Holdco, the Borrowers and the Subsidiary Co-Obligors hereby (a) ratifies and affirms in their entirety the Credit Agreement and the other Loan

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Documents and (b) subject to the forbearance in respect of the Specified Events of Default set forth in Section 2.2 above, agrees that the Credit Agreement and other Loan Documents shall remain in full force and effect throughout the Forbearance Period and from and after the expiration or termination thereof. Each of Holdco, the Borrowers and the Subsidiary Co-Obligors agrees that nothing in this Third Amendment shall, or shall be construed to: (i) impair the validity, perfection or priority of the lien and security interest created under or evidenced by any Mortgage, any Pledge Agreement, any Security Agreement or any of the other Loan Documents to which it is a party; (ii) waive or impair any rights, powers or remedies of the Agents or the Lenders under the Loan Documents upon termination of the Forbearance Period, all of which are expressly reserved;
(iii) require the Agents or the Lenders to extend the Forbearance Period, or grant additional cure or forbearance periods, extend the Stated Maturity Date for any Loan or extend the term of or otherwise modify this Third Amendment; or
(iv) waive the Specified Events of Default.

                                  ARTICLE III

                             COVENANTS OF BORROWERS

SECTION 3.1. Lenders Not Required to Make Loans; Issuers Not Required to Issue Letters of Credit. In consideration of the forbearance provided for herein, the Borrowers hereby agree that, during the Forbearance Period, (a) no Lender shall be obligated or required to make, and no Borrower shall request that any Lender make, any Loan, and (b) no Issuer shall be required to issue, and no Borrower shall request that any Issuer issue, any Letter of Credit other than Letters of Credit ("Replacement Letters of Credit") issued to replace, renew or extend Letters of Credit outstanding on the date hereof, provided that the aggregate Stated Amounts of such Replacement Letters of Credit does not exceed the aggregate Stated Amounts of the Letters of Credit replaced, renewed or extended thereby by more than $100,000. Nothing in this Section 3.1 to this Third Amendment shall impair, affect or diminish the obligations of the Borrowers to pay the fees set forth in Section 3.3 of the Credit Agreement.

                                   ARTICLE IV

                         AMENDMENTS TO CREDIT AGREEMENT

SECTION 4.1. Amendments.

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following definition of "Payment Date" and each reference to "Quarterly Payment Date" set forth in the Credit Agreement and other Loan Documents (other than such references in Section 3.1.1 (i), (j) and (k) of the Credit Agreement) is hereby amended to refer to "Payment Date":

          "Payment Date" means the last Business Day of each calendar month, without regard to the expiration of any then current Interest Period.".

     (b) Section 1.1 of the Credit Agreement is hereby further amended by adding thereto in the appropriate alphabetical order the following definitions:

          "Third Amendment" means the Third Amendment and Forbearance Agreement dated as of May 24, 2001, among Holdco, the Borrowers, the Subsidiary Co-Obligors, the Agents and the Lenders parties thereto.

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

          "Third Amendment Date" has the meaning given to the term "Effective Date" in the Third Amendment.

     (c) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Applicable Margin" means, on and after the Third Amendment Date, with respect to each type of Loan described below, the rate per annum set forth opposite such Loan:

                                                     BASE RATE LOAN                 LIBO RATE LOAN
                                                     --------------                 --------------

Term-C Loan                                              2.00%                          3.25%

Term-B Loan                                              1.75%                          3.00%

Term-A Loan                                              1.50%                          2.75%

Committed Revolving Loan                                 1.50%                          2.75%

Swingline Loan (U.S. Dollar denominated                  1.50%                           N/A
Base Rate Loan only)

     (d) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended (i) by deleting the phrase "date one, two, three, six or, if available in the Administrative Agent's reasonable determination, nine or twelve months thereafter as selected by the applicable Borrower in its Borrowing Request or its Conversion/Continuation Notice;" on the third, fourth, fifth and sixth line of clause (a) thereof and replacing such phrase with the phrase "numerically corresponding date occurring one month thereafter;", and
(ii) by deleting the phrase "the Stated Maturity Date for such Loan" in subclause (iii) of clause (a) thereof and replacing such phrase with the phrase "July 31, 2001".

     (e) The definition of "Obligations" in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following parenthetical phrase:

         "(including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b))."

     (f) Section 3.1.1(d) of the Credit Agreement is hereby amended by deleting in its entirety the proviso at the end thereof and replacing such proviso with the following:

          "; provided that, notwithstanding the foregoing, within one Business Day after the receipt of Net Disposition Proceeds from the sale of the property in Gallman, Mississippi and identified on Schedule 7.1.12 of the Disclosure Schedule, the Company shall deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and make, or cause to be

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          made, a mandatory prepayment of the Term Loans in an amount equal to
          100% of such Net Disposition Proceeds, to be applied as set forth in
          Section 3.1.2,"

     (g) Section 3.1.2(b) of the Credit Agreement is hereby amended by deleting the phrase "in direct order of maturity" on the sixth line thereof and replacing such phrase with the following:

          "in the inverse order of maturity".

     (h) Section 3.2.3(d) of the Credit Agreement is hereby amended by deleting the parenthetical phrase on the second and third lines thereof and inserting in lieu thereof the phrase "and on each Payment Date".

     (i) Section 7.1.1(j) is hereby amended by re-lettering such subsection new subsection "(l)", deleting the word "and" at the end of subsection "(i)" and inserting new subsections (j) and (k) as follows:

          "(j) on the first Business Day of each calendar month, commencing with June 1, 2001, a cash flow projection for the Company and its Subsidiaries on a consolidated basis for the thirteen calendar week period commencing on such first Business Day of each such calendar month, certified by an Authorized Officer of the Company;"

          "(k) promptly and in any event within five Business Days after the president, chief financial officer, chief executive officer or treasurer of the Company becomes aware of or obtains knowledge of the occurrence of any event or circumstance which could reasonably be expected to have Material Adverse Effect, notice thereof and of the action which the Company has taken or proposes to take with respect thereto; and".

     (j) Section 7.1.8 of the Credit Agreement is hereby amended by deleting in subsection (b) thereof the phrase "having a value as determined in good faith by the Administrative Agent in excess of $3,000,000 in the aggregate" on the second and third line thereof.

     (k) Section 7.1.10 of the Credit Agreement is hereby deleted in its entirety and the phrase "Intentionally Omitted" is inserted in lieu thereof.

     (l) Section 7.2.2(c) of the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" set forth on the last line thereof and replacing it with $10,000,000".

     (m) Section 7.2.2(d) of the Credit Agreement is hereby amended by deleting in its entirety the following phrase at the end thereof:

          "or otherwise entered into by the Company or any Subsidiary to hedge against interest rate, currency exchange rate or commodity price risk, in each case arising in the ordinary course of business of the Company and its Subsidiaries and not for speculative purposes"

     (n) Section 7.2.2(e) of the Credit Agreement is hereby amended by inserting the following phrase on the fifth line thereof after the comma and before the word "the":

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          "such Indebtedness shall only be permitted to the extent it is incurred in connection with the purchase or sale of raw materials, inventory or equipment in the ordinary course of business and"

     (o) Section 7.2.2(f) of the Credit Agreement is hereby amended by deleting the reference to "$207,000,000 at any time outstanding;" on the last line thereof and replacing it with the following phrase:

          "the aggregate principal amount outstanding thereunder on the Third Amendment Date;"

     (p) Section 7.2.2(g) of the Credit Agreement is hereby amended by adding to the end thereof the following phrase:

          "and outstanding on the Third Amendment Date;"

     (q) Section 7.2.2(h) of the Credit Agreement is hereby amended by deleting the phrase "in an aggregate principal amount at any time outstanding not to exceed $20,000,000" and replacing such phrase with the following:

          "and outstanding on the Third Amendment Date;"

     (r) Section 7.2.2(j) of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" on the last line thereof and replacing such reference with "$17,500,000".

     (s) Section 7.2.2(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(l) other unsecured Indebtedness of the Company and its U.S. Subsidiaries outstanding on the Third Amendment Date;"

     (t) Section 7.2.2 of the Credit Agreement is hereby further amended by adding after the proviso at the end thereof a new last sentence as follows:

          "Notwithstanding the foregoing, during the Forbearance Period (as defined in the Third Amendment) only, Indebtedness permitted to be incurred or created under clauses (c), (e), (i) and (j) of this
          Section 7.2.2 may be incurred or created notwithstanding the occurrence and continuance of the Specified Events of Default (as defined in the Third Amendment)."

     (u) Section 7.2.5(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(l) equity Investments of the Company or any U.S. Subsidiary in Non-U.S. Subsidiaries which are (i) outstanding on the Third Amendment Date, or (ii) made after the Third Amendment Date but solely in connection with the purchase or sale of raw materials, inventory or equipment in the ordinary course of business;"

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

     (v) Section 7.2.5(m) of the Credit Agreement is hereby deleted, in its entirety, and replaced with the following:

          "(m) Investments made by the Company or any of its Subsidiaries in accordance with, and in reliance upon, the terms and conditions of subsection 7.2.5(m) (as written prior to the Third Amendment Date) and which Investments are outstanding on the Third Amendment Date;"

     (w) Section 7.2.6(c) of the Credit Agreement is hereby amended by deleting in their entirety clauses (iii), (iv) and (v) thereof.

     (x) Section 7.2.6 is further amended by deleting in their entirety subsections (d) and (e) thereof.

     (y) Section 8.1.4 of the Credit Agreement is hereby amended by deleting the phrase at the end thereof "after notice thereof shall have been given to the Company by the Administrative Agent at the direction of the Required Lenders" and replacing such phrase with the following "after the president, chief executive officer, chief financial officer or treasurer of any Obligor becomes aware of or obtains knowledge of such default."

     (z) Section 8.3 of the Credit Agreement is hereby amended by (i) deleting the phrase ", upon the direction of the Required Lenders, shall" appearing on the third and fourth lines thereof and inserting in lieu thereof the phrase "may, and upon the direction of the Required Lenders shall," (ii) inserting before the first occurrence of the word "the" on the eighth line thereof the phrase "one hundred five (105%) percent of" and (iii) inserting after the word "to" on the penultimate line thereof the phrase "one hundred five (105%) percent of".

     (aa) Section 11.3 of the Credit Agreement is hereby amended by inserting at the end of the parenthetical phrase on the sixth line of the last full paragraph thereof the following:

          "and the reasonable fees and expenses of the financial advisor to counsel for the Administrative Agent."

     (bb) Section 11.11.1 of the Credit Agreement is hereby amended by (i) deleting the phrase "the Company and the Agents" on the first line of subsection
(a) thereof and inserting in its place the phrase "the Administrative Agent",
(ii) closing the parenthetical phrase on the third line of subsection (a) thereof by inserting a ")" after the word "withheld", (iii) deleting the phrase "and (ii) of the Company shall not be required upon the occurrence and during the continuance of an Event of Default)" on the third, fourth and fifth line of subsection (a) thereof, (iv) deleting the phrase "the Company, the Agents," on the first line of subsection(b) thereof and inserting in its place the phrase "the Administrative Agent" and (v) adding as a new last sentence of such Section
11.11.1 the following:

          "Upon the Company's written request, from time to time, the Administrative Agent shall provide to the Company a list identifying the identity of all Lenders shown in the Register".

SECTION 4.2. Amendments to Exhibits and Schedules.

     (a) Each of Exhibits B-1, B-3 and C of the Credit Agreement is hereby amended such that each reference to an election by the applicable Borrower of the duration of an Interest Period shall reflect the limitation, set forth in
Section 4.1(c) of this Third Amendment, to one-month Interest Periods only.

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

     (b) Exhibit E-2 to the Credit Agreement is hereby amended to reflect the amendments to Section 7.2.6 to the Credit Agreement set forth in Section 4.1(w) of this Third Amendment.

                                   ARTICLE V

                            FEES, COSTS AND EXPENSES

SECTION 5.1. Forbearance Fee. The Borrowers agree to pay to the Administrative Agent, for the ratable benefit of those Lenders which shall have executed and delivered counterparts of this Third Amendment by or before 5:00 p.m. (New York time) on the Effective Date (as defined below) (each such Lender, a "Consenting Lender") by wire transfer of immediately available funds, a non-refundable forbearance fee (the "Forbearance Fee") in an amount equal to $200,000. The Forbearance Fee shall be due and payable on the Effective Date.

SECTION 5.2. Costs and Expenses. The Borrowers agree that their obligations set forth in Section 11.3 of the Credit Agreement shall extend to the preparation, execution and delivery of this Third Amendment (whether or not this Third Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent, and FTI Policano & Manzo, financial advisor to Clifford Chance Rogers & Wells LLP.

                                   ARTICLE VI

                           CONDITIONS TO EFFECTIVENESS

SECTION 6.1. Effective Date. This Third Amendment shall become effective on that date (the "Effective Date") when all of the conditions set forth in this Article VI have been satisfied.

     (a) The Administrative Agent shall have received counterparts of this Third Amendment executed on behalf of Holdco, the Borrowers and each Subsidiary Co-Obligor, and the Administrative Agent shall have confirmed to the Company that it has received from the Required Lenders their respective executed counterparts hereto.

     (b) The Administrative Agent shall have received, by wire transfer of immediately available funds, for the ratable benefit of the Consenting Lenders, the Forbearance Fee.

     (c) The Administrative Agent shall have received, in sufficient number for each Lender, the financial statements and related reports and certificates (including, without limitation, a Compliance Certificate) required to be delivered under Section 7.1.1(a) and (c) of the Credit Agreement for the Fiscal Quarter ended March 31, 2001.

     (d) The Administrative Agent shall have received favorable written opinions from counsel to Holdco, the Borrowers and Subsidiary Co-Obligors in form and substance satisfactory to the Administrative Agent.

     (e) The Agents, the Lenders, counsel for the Administrative Agent and the financial advisor to such counsel shall have received, by wire transfer of immediately available funds, the amounts invoiced to the Borrowers and required to be paid pursuant to Section 5.2 of this Third Amendment.

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

     (f) The Administrative Agent and its counsel shall have received such other information, materials, and documents as either of the Administrative Agent or its counsel may reasonably request, which information, materials and documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

     (g) Holdco, each Borrower and each Subsidiary Co-Obligor shall have obtained all consents and waivers from any Person necessary for the execution, delivery and performance of this Third Amendment.

     (h) All legal matters in connection with this Third Amendment, the Credit Agreement and the other Loan Documents shall be reasonably satisfactory to Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

SECTION 7.1. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, Holdco, each Borrower and each Subsidiary Co-Obligor represents and warrants, as to itself, to the Agents and the Lenders as follows:

     (a) The execution, delivery and performance by it of this Third Amendment and the performance by it of the Credit Agreement and other Loan Documents to which it is a party (i) have been duly authorized by all requisite corporate or other action, and (ii) do not (x) contravene such Obligor's Organic Documents,
(y) contravene, breach or result in a default with respect to any contractual provision (other than any contractual provision that shall have been waived on or prior to the Effective Date), law or governmental regulation or court decree or order binding on or affecting such Obligor where such contravention, individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (z) result in, or require the creation or imposition of, any Lien on any property or assets of such Obligor except pursuant to the terms of the Loan Documents;

     (b) Upon the Effective Date, this Third Amendment and each of the Credit Agreement and the other Loan Documents to which each Obligor is a party will constitute the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, in each case subject, as to enforceability, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith;

     (c) Except with respect to the occurrence of the Specified Events of Default, the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if made on the Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as if made on and as of such earlier date); and;

     (d) Except with respect to the occurrence of the Specified Events of Default, after giving effect to the amendments set forth in this Third Amendment, no Default or Event of Default has occurred and is continuing.

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

     (e) Note 7 to the Condensed Consolidated Financial Statements of the Company set forth in the Company's quarterly report on Form 10-Q, inadvertently misstates that the outstanding amount of secured indebtedness under the Credit Agreement as of March 31, 2001is "$336 million". The correct amount of outstanding indebtedness under the Credit Agreement as of March 31, 2001 is $356,700,000.

                                  ARTICLE VIII

                           ACKNOWLEDGEMENT AND RELEASE

SECTION 8.1. Acknowledgement and Release. Holdco, the Borrowers and the Subsidiary Co-Obligors hereby confirm and acknowledge as of the date hereof that they are validly and justly indebted to the Agents and the Lenders for the payment of all Obligations, without defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever. Holdco, the Borrowers and the Subsidiary Co-Obligors on their own behalf, and on behalf of their successors and assigns, hereby release, waive and forever discharge the Agents, the Lenders and all of their officers, directors, employees, attorneys, financial advisors and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent arising from the beginning of the world through the date hereof with respect to the Credit Agreement, the other Loan Documents and the transactions contemplated thereby.

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1. Cross-References. References in this Third Amendment to any Section is, unless otherwise specified, to such Section of this Third Amendment.

SECTION 9.2. Loan Document Pursuant to Credit Agreement. This Third Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, including
Article XI thereof. Each of Holdco, the Borrowers and the Subsidiary Co-Obligors hereby agrees that its failure to comply with any provision of this Third Amendment shall cause the forbearance granted hereunder to cease to be in effect immediately and without the requirement of any prior notice from or further action on the part of the Agents or any of the Lenders.

SECTION 9.3. Counterparts, etc. This Third Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 9.4. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 9.5. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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

SECTION 9.6. Entire Agreement. This Third Amendment and the other Loan Documents set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and thereof and supercede any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein or therein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Third Amendment, no representations, warranties or commitments, express or implied, have been made by any party to any other party with respect to the subject matter of this Third Amendment.

SECTION 9.7. Full Force and Effect. This Third Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein or a waiver of, or forbearance with respect to, any other Default or Event of Default under the Loan Documents, whether or not known to any of the Agents or the Lenders or (b) to prejudice any other right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement, the other Loan Documents or any of the instruments or agreements referred to therein. Subject to the forbearance in respect of the Specified Events of Default in Section 2.2 above, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the Effective Date. As used in the Credit Agreement, the terms "Credit Agreement," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Third Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement or in the other Loan Documents shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Third Amendment.

SECTION 9.8. Invalidity; Severability. Whenever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.9. Headings. The headings of this Third Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Third Amendment.

SECTION 9.10. Further Assurances. Each of Holdco, the Borrowers and the Subsidiary Co-Obligors expressly acknowledges and agrees to enter into such other or further documents, and to take such other or further actions that may be necessary or, in the opinion of the Administrative Agent, desirable to perfect, preserve or protect the liens and security interests created, permitted or contemplated under any of the Loan Documents.

SECTION 9.11. Consultation with Advisors. The Obligors acknowledge that they have consulted with counsel and with such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Third Amendment. This Third Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Third Amendment or any part hereof or thereof to be drafted.

SECTION 9.12. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of each of the Obligors contained herein shall survive the Termination Date and the indefeasible payment in full in cash of the Obligations.

SECTION 9.13. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Third Amendment shall be effective unless made in accordance with the terms of the Credit Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Borrower, each Subsidiary Co-Obligor, the Lenders and the Agents have caused this Third Amendment to be duly executed by their respective officers on the day and year first above written.

                                     BORROWERS

                                     THERMADYNE MFG. LLC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     COMWELD GROUP PTY. LTD.

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     GENSET S.P.A.

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     THERMADYNE WELDING PRODUCTS CANADA LIMITED

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                     HOLDCO

                                     THERMADYNE HOLDINGS CORPORATION

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     SUBSIDIARY CO-OBLIGORS

                                     THERMADYNE CAPITAL CORP.

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     THERMADYNE INDUSTRIES, INC.

                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     VICTOR EQUIPMENT COMPANY


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     THERMADYNE INTERNATIONAL CORP.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                     THERMADYNE CYLINDER COMPANY


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     THERMAL DYNAMICS CORPORATION


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     C&G SYSTEMS HOLDING, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     MECO HOLDING COMPANY


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     TWECO PRODUCTS, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                     TAG REALTY, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     VICTOR COYNE INTERNATIONAL, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     VICTOR GAS SYSTEMS, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     STOODY COMPANY


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     THERMAL ARC, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                     C&G SYSTEMS, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     MARISON CYLINDER COMPANY


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     WICHITA WAREHOUSE CORPORATION


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     COYNE NATURAL GAS SYSTEMS, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                     MODERN ENGINEERING COMPANY, INC.


                                     By: /s/ James H. Tate
                                         ---------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                   AGENTS


                                   ABN AMRO BANK N.V., AS ADMINISTRATIVE AGENT


                                   By:      /s/  Steven C. Wimpenny
                                       -----------------------------------------
                                       Name:  Steven C. Wimpenny
                                       Title: Group Senior Vice President


                                   By:      /s/ William J. Fitzgerald
                                       -----------------------------------------
                                       Name:  William J. Fitzgerald
                                       Title: Senior Vice President


                                   CREDIT SUISSE FIRST BOSTON, AS SYNDICATION
                                   AGENT AND AS A LENDER


                                   By:      /s/ Dana F. Klein
                                       ----------------------------------------
                                       Name:  Dana F. Klein
                                       Title: Director


                                   SOCIETE GENERALE, AS DOCUMENTATION AGENT AND
                                   AS A LENDER


                                   By:      /s/ Cynthia A. Jay
                                       -----------------------------------------
                                       Name:  Cynthia A. Jay
                                       Title: Managing Director


                                   LENDERS


                                   ABN AMRO BANK N.V., MILAN BRANCH


                                   By:      /s/ Silvana Baccaglini
                                       -----------------------------------------
                                       Name:  Silvana Baccaglini
                                       Title: Senior Vice President

                                   ADDISON CDO, LIMITED (ACCT 1279)
                                   By: Pacific Investment Management Company
                                       LLC, as its Investment Adviser


                                   By:      /s/ Jeffrey H. Aronson
                                       -----------------------------------------
                                       Name: Jeffrey H. Aronson
                                       Title: Managing Director


                                   AIM FLOATING RATE FUND
                                   By: INVESCO Senior Secured Management, Inc.,
                                       as Attorney in Fact


                                   By:      /s/ Thomas H. B. Ewald
                                       -----------------------------------------
                                       Name:  Thomas H. B. Ewald
                                       Title: Authorized Signatory


                                   AVIARY ASSOCIATES LP
                                   By: Aviary Capital Enterprises Inc.,
                                       General Partner


                                   By:      /s/ Steven C. Taub
                                       -----------------------------------------
                                       Name:  Steven C. Taub
                                       Title: Executive Vice President

                                   BANK OF NEW YORK

                                   By:      /s/ Christine T. Rio
                                       -----------------------------------------
                                       Name:  Christine T. Rio
                                       Title: Vice President

                                   THE BANK OF NOVA SCOTIA


                                   By:      /s/ M.D. Smith
                                       -----------------------------------------
                                       Name:  M.D. Smith
                                       Title: Agent Operations


                                   BANK OF SCOTLAND


                                   By:      /s/ Joespeh Fratus
                                       -----------------------------------------
                                       Name:  Joseph Fratus
                                       Title: Vice President


                                   BEDFORD CDO, LIMITED (ACCT 1276)
                                   By: Pacific Investment Management Company
                                       LLC, as its Investment Advisor


                                   By:      /s/ Raymond G. Kennedy
                                       -----------------------------------------
                                       Name:  Raymond G. Kennedy
                                       Title: Executive Vice President


                                   CAPTIVA III FINANCE LTD. (ACCT 275),
                                   By: As advised by Pacific Investment
                                       Management Company LLC


                                   By:      /s/ David Egglishaw
                                       -----------------------------------------
                                       Name:  David Egglishaw
                                       Title: N/A


                                   CAPTIVA IV FINANCE LTD. (ACCT 1275),
                                   By: As advised by Pacific Investment
                                       Management Company LLC


                                   By:      /s/ David Dyer
                                       -----------------------------------------
                                       Name:  David Dyer
                                       Title: Director

                                   CITY NATIONAL BANK


                                   By:      /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Vice President



                                   DELANO COMPANY (ACCT 274)
                                   By: Pacific Investment Management Company
                                       LLC, as its Investment Advisor


                                   By:      /s/ Raymond G. Kennedy
                                       -----------------------------------------
                                       Name:  Raymond G. Kennedy
                                       Title: Executive Vice President


                                   EATON VANCE SENIOR INCOME TRUST
                                   By: Eaton Vance Management,
                                       as Investment Advisor


                                   By:      /s/ Scott H. Page
                                       -----------------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President

                                   ELC (CAYMAN), LTD.


                                   By:      /s/ Amos N. Beason
                                       -----------------------------------------
                                       Name:  Amos N. Beason
                                       Title: Director


                                   ELC (CAYMAN), LTD. CDO SERIES 1999 - I


                                   By:      /s/ Amos N. Beason
                                       -----------------------------------------
                                       Name:  Amos N. Beason
                                       Title: Director

                                   ELC (CAYMAN), LTD. CDO SERIES 1999 - III


                                   By:      /s/ Amos N. Beason
                                       -----------------------------------------
                                       Name:  Amos N. Beason
                                       Title: Director


                                   ELC (CAYMAN), LTD. CDO SERIES  2000 - I


                                   By:      /s/ Amos N. Beason
                                       -----------------------------------------
                                       Name:  Amos N. Beason
                                       Title: Director


                                   FINOVA CAPITAL CORPORATION
                                   As Successor to Fremont Financial Corporation


                                   By:      /s/ Bruce Mettel
                                       -----------------------------------------
                                       Name:  Bruce Mettel
                                       Title: Vice President

                                   FRANKLIN FLOATING RATE TRUST


                                   By:      /s/ Chauncey Lufkin
                                       -----------------------------------------
                                       Name:  Chauncy Lufkin
                                       Title: Vice President


                                   HIGHLAND LEGACY LIMITED
                                   By: Highland Capital Management, L.P.,
                                       as Collateral Manager


                                   By:      /s/ Todd Travers
                                       -----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager

                                   IMPERIAL BANK


                                   By:      /s/ Cynthia B. Jones
                                       -----------------------------------------
                                       Name:  Cynthia B. Jones
                                       Title: Vice President


                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By:      /s/ Melissa Mareno
                                       -----------------------------------------
                                       Name:  Melissa Mareno
                                       Title: Vice President


                                   INDOSUEZ CAPITAL FUNDING III, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By:      /s/ Melissa Mareno
                                       -----------------------------------------
                                       Name:  Melissa Mareno
                                       Title: Vice President


                                   INDOSUEZ CAPITAL FUNDING IV, L.P.
                                   By: Indosuez Capital as Portfolio Advisor

                                   By:      /s/ Melissa Mareno
                                       -----------------------------------------
                                       Name:  Melissa Mareno
                                       Title: Vice President


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By:      /s/ Noel P. Purcell
                                       -----------------------------------------
                                       Name:  Noel P. Purcell
                                       Title: Senior Vice President


                                   JACKSON NATIONAL LIFE INSURANCE CO.
                                   By: PPM America, Inc., as attorney in fact,
                                       on behalf of Jackson National Life
                                       Insurance Company


                                   By:      /s/ David C. Wagner
                                       -----------------------------------------
                                       Name:  David C. Wagner
                                       Title: Managing Director

                                   KZH PAMCO LLC


                                   By:      /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Authorized Agent


                                   ML CBO IV (CAYMAN) LTD.
                                   By: Highland Capital Management, L.P.,
                                       as Collateral Manager

                                   By:      /s/ Todd Travers
                                       -----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager


                                   MOUNTAIN CAPITAL CLO I LIMITED


                                   By:      /s/ Darren P. Riley
                                       -----------------------------------------
                                       Name:  Darren P. Riley
                                       Title: Director


                                   NATIONAL CITY BANK


                                   By:      /s/ Mark J. Ringel
                                       -----------------------------------------
                                       Name:  Mark J. Ringel
                                       Title: Vice President


                                   NORSE CBO, LTD.
                                   By:   Regiment Capital Management LLC,
                                         As its Investment Advisor
                                   By:   Regiment Capital Advisors, LLC,
                                         its Manager Pursuant to delegated
                                         authority


                                   By:      /s/ Timothy S. Peterson
                                       -----------------------------------------
                                       Name:  Timothy S. Peterson
                                       Title: President

                                   NORTHWOODS CAPITAL, LIMITED
                                   By: Angelo, Gordon & Co., L.P.,
                                       as Investment Advisor


                                   By:      /s/ Jeffrey H. Aronson
                                       -----------------------------------------
                                       Name:  Jeffrey H. Aronson
                                       Title: Managing Director


                                   PAMCO CAYMAN LTD.
                                   By: Highland Capital Management, L.P.,
                                       as Collateral Manager


                                   By:      /s/ Todd Travers
                                       -----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager


                                   ROYALTON COMPANY (ACCT. 280)
                                   By: Pacific Investment Management Company,
                                       LLC, as its Investment Manager


                                   By:      /s/ Raymond G. Kennedy
                                       -----------------------------------------
                                       Name:  Raymond G. Kennedy
                                       Title: Executive Vice President


                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research,
                                       as Investment Advisor


                                   By:      /s/ Scott H. Page
                                       -----------------------------------------
                                       Name:  Scott H. Page
                                       Title: Vice President


                                   SRF TRADING, INC.


                                   By:      /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:  Ann E. Morris
                                       Title: Assistant Vice President

                                   STEIN ROE & FARNHAM INCORPORATED,
                                   as Agent for Keyport Life Insurance Company


                                   By:      /s/ James R. Fellows
                                       -----------------------------------------
                                       Name:  James R. Fellows
                                       Title: Sr. V.P. and Portfolio Manager


                                   STEIN ROE FLOATING RATE LIMITED LIABILITY
                                   COMPANY
                                   By: Stein Roe & Farnham Incorporated,
                                       as Advisor


                                   By:      /s/ James R. Fellows
                                       -----------------------------------------
                                       Name:  James R. Fellows
                                       Title: Sr. V.P. and Portfolio Manager


                                   VAN KAMPEN CLO II, LIMITED
                                   By: Van Kampen Management, Inc.,
                                       as Collateral Manager


                                   By:      /s/ Darvin D. Pierce
                                       -----------------------------------------
                                       Name:  Darvin D. Pierce
                                       Title: Principal

                           [ABN AMRO BANK LETTERHEAD]

July 24, 2001


Thermadyne Mfg. LLC
101 South Hanley Road
St. Louis, Missouri 63105

Re: Forbearance Extension

Ladies and Gentlemen:

Reference is made to the Third Amendment and Forbearance Agreement dated as of May 24, 2001 (the "Third Amendment") to the Credit Agreement dated as of May 22, 1998 (as heretofore amended, and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement") among Thermadyne Mfg. LLC, Comweld Group Pty. Ltd., Genset S.P.A., Thermadyne Welding Products Canada Limited (collectively, the "Borrowers"), Thermadyne Holding Corporation ("Holdco"), the several lenders from time to time party to the Credit Agreement (the "Lenders"), Credit Suisse First Boston, as Syndication Agent, Societe Generale, as Documentation Agent, ABN AMRO Bank, N.V., as Administrative Agent and the Subsidiary Co-Obligors identified in the Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Agreement.

The Borrowers have requested that the Forbearance Period (as defined in the Third Amendment) be extended and, by execution of this letter agreement, the Administrative Agent, on behalf of the Required Lenders, hereby agrees with the Borrowers that the date "July 31, 2001" set forth in clause (i) of the definition of Termination Date in Section 2.2 of the Third Amendment is hereby deleted and the date "September 28, 2001" is hereby inserted in its place.

In consideration for extension of the Forbearance Period, the Borrowers agree to pay to the Administrative Agent, for the ratable benefit of those Lenders which shall have executed and delivered its written consent to the execution and delivery of this letter agreement by the Administrative Agent by or before 5:00 p.m. (New York time) on JULY 31, 2001 (each such Lender, a "Consenting Lender"), by wire transfer of immediately available funds, a non-refundable extension fee (the "Extension Fee") in an amount equal to US $250,000. Payment of the Extension Fee by JULY 31, 2001 is a condition to the effectiveness of the extension of the Forbearance Period.

The Borrowers agree that their obligations set forth in Section 11.3 of the Credit Agreement shall extend to the preparation, execution and delivery of this letter agreement extending the Forbearance Period (whether or not this extension becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, payment of the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel for the Administrative Agent, and FTI Policano & Manzo, financial advisor to Clifford Chance Rogers & Wells LLP. Accordingly, it is a condition to the effectiveness of the extension of the Forbearance Period that the Administrative Agent, counsel for the Administrative Agent, and the financial advisor to such counsel shall have received, by wire transfer or immediately available funds, the amounts invoiced to the Borrowers and required to be paid pursuant to this paragraph.

Except as expressly modified hereby, all other terms and provisions of the Third Amendment are unmodified and remain in full force and effect. The
Representations and Warranties set forth in Section 7.1 of the Third Amendment and the Acknowledgment and Release set forth in Section 8.1 of the Third Amendment are hereby incorporated herein and reaffirmed as of the date hereof.

Each of the Borrowers, the Subsidiary Co-Obligors and Holdco acknowledges and agrees that the extension of the Forbearance Period set forth herein is limited to the express modification set forth above and the Lenders are not, and shall not be construed to be, required or obligated in any manner to grant any additional or further extension of the Forbearance Period or grant any additional or further cure or forbearance periods.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York for an agreement to be wholly performed within the State of New York without reference to conflicts of laws principles. This letter agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart signature page of this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart signature page of this letter agreement. This letter agreement may not be amended of modified except by a written instrument executed by each of the parties hereto. Kindly countersign this letter agreement where indicated below and return a fully executed counterpart to the undersigned.

                                    Very truly yours,

                                    ABN AMRO BANK N.V.,
                                    as Administrative Agent

                                    By:  /s/  Steven C. Wimpenny
                                        ----------------------------------------
                                        Name:  Steven C. Wimpenny
                                        Title: Group Senior Vice President


                                    By:      /s/ William J. Fitzgerald
                                        ----------------------------------------
                                        Name:  William J. Fitzgerald
                                        Title: Senior Vice President

                                    Accepted and Agreed to as of the date set
                                       forth above:

                                    BORROWERS

                                    THERMADYNE MFG. LLC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    COMWELD GROUP PTY. LTD.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    GENSET S.P.A.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    THERMADYNE WELDING PRODUCTS CANADA LIMITED


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    HOLDCO


                                    THERMADYNE HOLDINGS CORPORATION


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    SUBSIDIARY CO-OBLIGORS


                                    THERMADYNE CAPITAL CORP.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    THERMADYNE INDUSTRIES, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    VICTOR EQUIPMENT COMPANY


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    THERMADYNE INTERNATIONAL CORP.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    THERMADYNE CYLINDER COMPANY


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                         Name:  James H. Tate
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                    THERMAL DYNAMICS CORPORATION


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    C&G SYSTEMS HOLDING, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    MECO HOLDING COMPANY


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    TWECO PRODUCTS, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    TAG REALTY, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    VICTOR COYNE INTERNATIONAL, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    VICTOR GAS SYSTEMS, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:   James H. Tate
                                        Title:  Senior Vice President and Chief
                                                Financial Officer

                                    STOODY COMPANY


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    THERMAL ARC, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    C&G SYSTEMS, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    MARISON CYLINDER COMPANY


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    WICHITA WAREHOUSE CORPORATION


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    COYNE NATURAL GAS SYSTEMS, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    MODERN ENGINEERING COMPANY, INC.


                                    By:      /s/ James H. Tate
                                        ----------------------------------------
                                        Name:  James H. Tate
                                        Title: Senior Vice President and Chief
                                               Financial Officer